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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 17, 2002

                       INCARA PHARMACEUTICALS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                0-27410                                  56-1924222
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        (Commission File Number)         (I.R.S. Employer Identification Number)

                                 P.O. Box 14287
                             79 T.W. Alexander Drive
                        4401 Research Commons, Suite 200
                        Research Triangle Park, NC 27709
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               (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code            919-558-8688
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         This Report contains, in addition to historical information, statements by us with respect to expectations about our business and future results, which are "forward-looking" statements under the Private Securities Litigation Reform Act of 1995. These statements and other statements made elsewhere by us or our representatives, which are identified or qualified by words such as "likely," "will," "suggests," "expects," "might," "believe," "could," "should," "may," "estimates," "potential," "predict," "continue," "would," "anticipates" or "plans," or similar expressions, are based on a number of assumptions that are subject to risks and uncertainties. Actual results could differ materially from those currently anticipated or suggested due to a number of factors, including those set forth herein, those set forth in our Annual Report on Form 10-K and in our other SEC filings, and including risks relating to uncertainties relating to clinical trials, the need for additional funds, the failure to satisfy the listing requirements of the Nasdaq Stock market, dependence on collaborative partners, the early stage of products under development and regulatory reviews and competition. All forward-looking statements are based on information available as of the date hereof, and we do not assume any obligation to update such forward-looking statements.

Item 5.  Other Events and Regulation FD Disclosure

         On September 17, 2002, Incara Pharmaceuticals Corporation announced the results of its clinical trial for deligoparin. The press release announcing this event is attached.

Item 7.  Financial Statements and Exhibits

(a) Exhibits

Exhibit 99.1    Press release issued September 17, 2002

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INCARA PHARMACEUTICALS CORPORATION


Date: September 17, 2002       By:
                                    /s/ Richard W. Reichow
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                                    Richard W. Reichow, Executive Vice
                                    President, Chief Financial Officer and
                                    Treasurer (Principal Financial and
                                    Accounting Officer)